Exhibit 10.8

Execution Version

JOINDER AGREEMENT

This JOINDER AGREEMENT dated as of November 26, 2021 (this “Agreement”), is among Channel Ventures Group, LLC (the “New Buyer”), Pareteum Corporation, a Delaware corporation (the “Company”), and High Trail Investments SA LLC, in its capacity as collateral agent (in such capacity, the “Agent”), for the Holders (as defined below).

RECITALS

A.	Reference is made to:

a.	that certain Securities Purchase Agreement, dated as of June 8, 2020 (the “Initial Securities Purchase Agreement”), between the Company and High Trail Investments SA LLC (the “Initial Buyer”); and

b.	that certain Omnibus Amendment, dated as of the date hereof (the “Amendment”), among the Company, each of the Subsidiaries of the Company a party thereto, the Initial Buyer, and the Agent;

B.	The Initial Securities Purchase Agreement, as supplemented and amended by the Amendment, and as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, is referred to herein as the “Securities Purchase Agreement”. Capitalized terms used but not defined herein but defined in the Securities Purchase Agreement, including in the Exhibits thereto, shall have the meanings set forth therein.

C.	The Company has issued and sold an Initial Note to the Initial Buyer pursuant to the Securities Purchase Agreement.

D.	The New Buyer wishes to purchase from the Company, and the Company wishes to sell to the New Buyer, Incremental Notes on such terms and conditions and in the amounts more specifically set forth in the Supplement to the Schedule of Buyers attached to this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree, as follows:

1.             The New Buyer hereby:

(a)           confirms that a copy of the Securities Purchase Agreement and the other applicable Transaction Documents, together with copies of such other documents and information as it has deemed appropriate to make its decision to enter into this Agreement, have been made available to the New Buyer;

(b)           agrees that it will, independently and without reliance on the Agent or any other Buyer and based on such documents and information as it shall deem appropriate, continue to make its own decisions in taking any action under the Securities Purchase Agreement or any other applicable Transaction Document;

(c)           appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Securities Purchase Agreement and the other Transaction Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and

(d)           acknowledges and agrees that (i) it is a “Buyer” under the Securities Purchase Agreement effective upon the date on which Agent shall have received a copy of this Agreement, duly executed by the New Buyer and the Company and (ii) all references in the Securities Purchase Agreement and the other Transaction Documents to the term “Buyer” shall be deemed to include the New Buyer.

2.             Without limiting the generality of the foregoing, the New Buyer hereby makes and undertakes, as the case may be, on and as of the date hereof, all covenants, agreements and representations and warranties of a Buyer contained in the Securities Purchase Agreement, to the extent applicable to the New Buyer, and agrees to be bound by all such covenants, agreements and representations and warranties.

3.             In addition:

(a)           the terms of Section 6 of the Securities Purchase Agreement are hereby incorporated in this Agreement as if fully set forth herein;

(b)           the Schedule of Buyers attached to the Securities Purchase Agreement is hereby amended and supplemented by the Supplement to Schedule of Buyers attached to this Agreement;

(c)           the New Buyer acknowledges that the representations and warranties of the Company under Section 3 of the Securities Purchase Agreement were made by the Company to the Initial Buyer as of the date of the Initial Securities Purchase Agreement, and, for the avoidance of doubt and without limiting Sections 1 or 2 of this Agreement, the New Buyer also acknowledges:

(i)         receipt of the disclosure described in Section 2(e) (Information) of the Securities Purchase Agreement, including current cash-flow projections of the Company and its Subsidiaries separately provided by the Company to the New Buyer as of the date hereof (which projections were prepared by the Company in good faith based upon assumptions the Company believes are reasonable as of the date hereof, it being understood that such projections are as to future events and are not to be viewed as facts, and are subject to significant uncertainties and contingencies, many of which are beyond the control of the Company or any of its Subsidiaries, and that no assurance can be given that any particular projection will be realized and that actual results during the period covered thereby may differ significantly from the projected results and such differences may be material);

(ii)        except as expressly provided in the Note Documents to be in favor of the New Buyer, the Company’s execution and delivery of this Agreement does not constitute any representation or warranty as of the date of this Agreement as to the matters set forth in the representations and warranties in Section 3 of the Securities Purchase Agreement, including without limitation, as to matters set forth in Section 3(j) (Insolvency) thereof or any other Note Document; and

(iii)       Events of Default have occurred and are continuing under the Note Documents as of the date hereof and no waiver of such Events of Default or agreement to forbear from exercising any right or remedy under the Note Documents has been agreed by any party to this Agreement.

(d)           the Company agrees that Default Interest is now accruing, and shall hereafter continue to accrue, on the Principal Amount of each Incremental Note pursuant to Section 4(B) thereof;

(e)           except as specifically amended and supplemented hereby, all of the terms and conditions of the Securities Purchase Agreement shall remain unchanged and in full force and effect;

(f)            any reference in any Transaction Document to the Securities Purchase Agreement shall be deemed to be a reference to the Securities Purchase Agreement, as amended and supplemented hereby; and

(g)           this Agreement constitutes a Transaction Document.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the undersigned caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first set forth above.

NEW BUYER:

Channel VentureS Group, LLC,
a Delaware limited liability company

by its sole Member, Channel Beheer Management B.V.,
a Dutch private limited liability company

by its Statutory Director, Maring Management B.V.,
a Dutch private limited liability company

By:	/s/ Markwin Maring
Name: Markwin Maring
Title: Statutory Director

COMPANY:

PARETEUM CORPORATION

By:	/s/ Alexander Korff
Name: Alexander Korff
Title: Corporate Secretary

Joinder Agreement - Channel Ventures Group, LLC

ACKNOWLEDGED AND AGREED:

High Trail Investments SA LLC,
as Agent

By:
Name: Eric Helenek
Title: Authorized Signatory

Joinder Agreement - Channel Ventures Group, LLC

SUPPLEMENT TO SCHEDULE OF BUYERS

[See attached.]

SCHEDULE OF BUYERS

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)
Buyer	Address and Facsimile Number	Aggregate Principal Amount of Convertible Notes	Aggregate Purchase Price of Convertible Notes	Aggregate Number of Warrant Shares	Aggregate Purchase Price of Warrant Shares	Aggregate Purchase Price	Legal Representative’s Address and Facsimile Number
Initial Holder: High Trail Investments SA LLC	High Trail Capital 221 River Street, 9th Floor Hoboken, NJ 07030 Attn: Eric Helenek E-Mail: notices@hightrailcap.com	(A-1; 6.08.20) $17,500,000	$12,032,217	(#1) 15,000,000	$1,967,783	$14,000,000	Latham & Watkins LLP 12670 High Bluff Drive San Diego, CA 92130 Telephone: (858) 523-5400 Facsimile: (858) 523-5450 Attention: Michael E. Sullivan, Esq.

TOTAL (Initial Notes)		$13,453,937.50[1]	$12,032,217	15,000,000	$1,967,783	$14,000,000

Incremental Holder(under Joinder Agreement dated November 26, 2021): Channel Ventures Group, LLC Each Additional Incremental Holder

Channel Ventures Group, LLC

c/o Becker, Glynn, Muffly, Chassin & Hosinski LLP

299 Park Avenue, 16th Floor

New York, NY 10171

Attention: Eric D. Kuhn, Esq.

Email Address: EKuhn@beckerglynn.com

Telephone: (212) 888-3033

Facsimile: (212) 888-0255

As provided in its

Joinder Agreement

(B-1; 10.01.21)

$1,499,989.00

(B-2; 10.07.21)

$499,961.00

(B-3; 10.15.21)

$510,615.59

(B-4; 10.25.21)

$497,495.28

(B-5; 11.15.21)

$500,000.00

(B-6; 11.26.21)

$491,939.13

As provided in its Joinder Agreement

			$1,499,989.00 $499,961.00 $510,615.59 $497,495.28 $500,000.00 $491,939.13 As provided in its Joinder Agreement	0 0 0 0 0 0 As provided in its Joinder Agreement	$0 $0 $0 $0 $0 $0 As provided in its Joinder Agreement	$1,499,989.00 $499,961.00 $510,615.59 $497,495.28 $500,000.00 $491,939.13 As provided in its Joinder Agreement

Becker, Glynn, Muffly, Chassin & Hosinski LLP

299 Park Avenue, 16th Floor

New York, NY  10171

Attention: Eric D. Kuhn, Esq.

Email Address: EKuhn@beckerglynn.com

Telephone: (212) 888-3033

Facsimile:  (212) 888-0255

With a copy to:

Lexence N.V. advocaten & notarissen

Postbus/P.O. box 75999

1070 AZ Amsterdam, Nederland/The Netherlands

Attention: Joost Kolkman

Email Address: j.kolkman@lexence.com

Telephone: +31 20 5736 766

Facsimile: +31 20 5736 887

As provided in its

Joinder Agreement

TOTAL (Incremental Notes)		$4,000,000	$4,000,000	--	--	$4,000,000

1 The Principal Amount of the Initial Note after giving effect to the Forbearance Agreement dated as of May 20, 2021 was $13,453,937.50, as such amount has been subsequently increased by the PIK amounts added to such Principal Amount on the June, July, August, September, October and November 2021 Interest Payment Dates.